Exhibit 99.2 Acquisition of Intervest Bancshares Corporation July 31, 2014

Forward Looking Information
CAUTION ABOUT FORWARD-LOOKING STATEMENTS
ADDITIONAL INFORMATION
as other filings containing information about the Company and Intervest, will be available without charge, at the SEC’s Internet site
(http://www.sec.gov).
Copies of the proxy
statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, from the
Company’s website at http://www.bankozarks.com under the Investor Relations tab and on Intervest’s website at
The Company and Intervest, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Intervest in respect of the proposed merger transaction. Information regarding the directors and executive officers of the Company is set forth in the definitive proxy statement for the Company’s 2014 annual meeting of shareholders, as filed with the SEC on March 11, 2014 and in Forms 3, 4 and 5 filed with the SEC by its executive officers and directors. Information regarding the directors and executive officers of Intervest is set forth in the definitive proxy statement for Intervest’s 2014 annual meeting of shareholders, as filed with the SEC on April 1, 2014 and in Forms 3, 4 and 5 filed with the SEC by its executive officers and directors. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available.
This communication contains certain forward-looking information about Bank of the Ozarks, Inc. (the “Company”) and Intervest Bancshares Corporation (“Intervest”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,”
“estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. These forward-looking statements include, without limitation, statements relating to the terms and closing of the proposed transaction between the Company and Intervest, the proposed impact of the merger on the Company’s financial results, including any expected increase in the Company’s book value and tangible book value per share and any expected increase in diluted earnings per common share, acceptance by
Intervest’s customers of the Company’s products and services, the opportunities to enhance market share in certain markets, market acceptance of the Company generally in new markets, and the integration of Intervest’s operations. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about the Company and Intervest. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond the parties’ control, including the parties’ ability to consummate the transaction, or satisfy the conditions to the completion of the transaction, including the receipt of shareholder approval, receipt of the regulatory approvals required for the transaction on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of Intervest’s operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the failure of the proposed merger to close for any other reason; the effect of the announcement of the merger on customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees, customers or clients); dilution caused by the Company’s issuance of additional shares of its common stock in connection with the merger; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; general competitive, economic, political and market conditions and fluctuations; and the other factors described in the Company’s Annual Report on
Form 10-K for the fiscal year ended December 31, 2013 and in its most recent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), or described in
Intervest’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in its most recent Quarterly Reports on Form 10-Q filed with the SEC. The Company and Intervest assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.
This communication is being made in respect of the proposed merger transaction involving the Company and Intervest. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, the Company will file with the SEC a registration statement on
Form S-4 that will include a proxy statement/prospectus for the shareholders of Intervest. The Company also plans to file other documents with the SEC regarding the proposed merger transaction. Intervest will mail the final proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO
READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY
WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement/prospectus, as well
http://www.intervestbancsharescorporation.com.

Transaction Overview
• Bank of the Ozarks, Inc. (“OZRK”) entered into a definitive agreement and plan of merger with Intervest Bancshares Corporation (“Intervest”) with offices in
Florida and New York
Transaction
• 100% stock consideration based on a purchase price of $228.5 million (less the amount paid by Intervest to cash out all outstanding stock options and stock appreciation rights and to redeem outstanding Treasury warrants prior to closing), subject to other potential adjustments
1
Purchase Price
• Approximately 1.1x book value and tangible book value 2
• Approximately 14.0x LTM net income 2
Valuation Multiples
• Intervest shareholder approval
• Customary regulatory approvals
Required Approvals
• Expected closing in fourth quarter of 2014 or first quarter of 2015
Timing
1
2
  The price may be adjusted downward to the extent, among other things, Intervest’s consolidated net book value at closing (as adjusted) falls below $202,000,000 and upward based on Intervest’s gain on the sale of certain assets. The exchange ratio will be based on OZRK’s ten-day average closing price as of the fifth business day prior to closing ranging between a ceiling of  $39.91 and a floor of $23.95..
Based on Intervest’s unaudited consolidated financial information as of June 30, 2014.

Strategic Acquisition
• Expected to be:
• Accretive to Book Value by approximately $1.60 to $1.90 per share
1
• Accretive to Tangible Book Value by approximately $0.90 to $1.10 per share
1
• Accretive to EPS by approximately $0.10 to $0.15 during the first 12 months
1
Financially
Attractive
• Intervest has:
• Total assets of $1.6 billion
2
• Total loans of $1.2 billion
2
• Total deposits of $1.3 billion
2
• 6 offices in Florida and 1 office in New York City
Strategic
Expansion
• Key executives to be retained
• No overlapping offices; no offices to be closed
• Intervest operates on Fiserv Premier core software to which OZRK is now converting
• Comprehensive due diligence process
Low Risk
Profile
    Assumes OZRK’s ten-day average closing stock price will be $31.93 (closing price as of July 30, 2014). Amounts also based on OZRK’s financial information as of June 30, 2014 disclosed in our press release dated July 14, 2014.
1
    Obtained from Intervest’s unaudited consolidated financial information as of June 30, 2014.
2

Key Assumptions
1
Obtained from Intervest’s unaudited consolidated financial information as of June 30, 2014.
2
Not including the reversal of Intervest’s allowance for loan losses of $26.6 million as of June 30, 2014.
• Expected non-interest expense savings of 20%-25% in first 12 months; 25%-30% thereafter
• Intervest efficiency ratio was 35% during the first half of 2014
1
Cost Savings
•
Expected loan and ORE mark of approximately $50-
$60 million
2
•
Expected deposit mark of approximately $23
- $32 million
Purchase Accounting
Assumptions
•IBCA’s cost of interest-bearing deposits was 1.50% for 1H2014; OZRK’s  cost of interest-
bearing deposits was 0.21% in 1H2014
•OZRK will work to shift the deposit mix of the IBCA branches to a more profitable and valuable mix over time and use its excess capacity in its existing branch network to lower the cost of funding loans in the Stabilized Properties Group
Cost of Interest
-
Bearing Deposits
• Anticipated system conversion during the second quarter of 2015
(conversion from Fiserv Premier out-sourced core operating system to Fiserv Premier in-house core operating system)
System Conversion
• Expected to be approximately $8-$10 million on a pre-tax basis
Merger Related
Costs

New York
North Carolina
South Carolina
Arkansas
Georgia
Alabama
Texas
California
Florida

BANK of the OZARKS®

Bank of the Ozarks
Intervest National Bank
Expanding Our Company’s Presence in Nine States
Los Angeles
Austin
Houston
San Antonio
Dallas
Texarkana
Little Rock
Mobile
Geneva
Dawsonville
Cartersville
Dallas
Atlanta
Valdosta
Bainbridge
Ocala
Clearwater
Pasadena
Palmetto
Bradenton
Savannah
Bluffton
Wilmington
Charlotte
Shelby
Offices By State*:
Arkansas 88
Georgia 28
Texas 21
North Carolina 16
Florida
Alabama 3
New York
South Carolina 1
California 1
TOTAL                                             171
* As of July 31, 2014
5+6 = 11
1+1 = 2

Addition of experienced Intervest lending team serving borrowers and product types not presently served by OZRK
Intervest’s New York team – Lowell Dansker (IBCA CEO) to lead OZRK’s
Stabilized Properties Group and New York retail operations
Intervest’s six Florida branches strengthen OZRK’s five-branch Florida presence
Highly complementary branch network in West Central Florida
Intervest’s Florida team – Keith Olsen (IBCA President) to serve as OZRK’s
Market President – Pinellas County and EVP of Stabilized Properties Group
Profitable, Strategically-Positioned Franchise

Real Estate Specialties Group
Community Bank Lending
Investment Portfolio
Leasing
Corporate Loan Specialties Group
Stabilized Properties Group
Five Engines For Growth in
Interest Earning Assets Becomes Six

Financially attractive acquisition of very profitable company in desirable and complementary markets
Pro forma total assets of $7.9 billion
1
Immediately accretive to book value and tangible book value and accretive to diluted earnings per share in the first 12 months and thereafter
Twelfth acquisition announced by OZRK since March 2010 and
the largest in our history
1
Includes total consolidated assets of OZRK as of June 30, 2014 disclosed in our press release dated July 14, 2014, unaudited consolidated total assets of Intervest as of June 30, 2014; for illustrative purposes only and does not indicate actual results of combined company.
Summary